UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington DC, 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 17, 1997

Commission File Number 033-12095

SUPERIOR OIL CORPORATION
(Exact name of Registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

033-12095-NY(Commission File Number)

13-3436101(I.R.S. Employer Identification no.)

9545 116A Street, Delta , B. C. VHC 6Z3
(Address of principal executive offices)
Registrant's telephone number, including area code:  (604) 582-0207


CAROUSEL CAPITAL, INC.
P.O. BOX 17260,
SALT LAKE CITY, UTAH 84117
(Former name or former address, if changed since last report)



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SUPERIOR OIL CORPORATION (Page 2)

Item No. 1    Changes in Control of Registrant
Form 8-K filed during the period reported a change in name of the Registrant. Such information should be read in conjunction with Superior Oil Corporation's Report on Form 8-K dated March 17, 1997 and the Consolidated Financial Statements of Superior Oil Corporation (and the related notes) included in uperior Oil Corporation's Quarterly Report on Form 10-Q for the year ended April 30, 1997.
The current Officers and Directors of the Registrant are as follows:
Ranbir Dhaliwal - President.
Brenda Larraine Laatsch - Secretary / Treasurer.
Lorne Laatsch - Director.
Daniel Maarsman - Director.
Geoffrey John Armstrong - Director

Item No. 2    Acquisition or Disposition of Assets.
No events to report

Item No. 3    Bankruptcy or Receivership.
No events to report

Item No. 4    Changes in Registrant's Certifying Accountant.
No events to report

Item No. 5    Other Events.
No events to report

Item No. 6    Resignation of Registrant's Directors.
Laura Olson resigned as President and Director.
Brad Smith resigned as Secretary  and Director.

Item No. 7    Financial Statements, Proforma Financial Information and
Exhibits.
No events to report


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SUPERIOR OIL CORPORATION (Page 3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized. Dated: March 17, 1997.

SUPERIOR OIL CORPORATION



By: /s/ Ran Dhaliwal,
________________
Ran Dhaliwal
President